EXHIBIT 99.1




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                                AMENDMENT NO. 1

                          Dated as of October 3, 2005

                                      to

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 2005

                                     among

                                 CWALT, INC.,

                                 as Depositor

                         COUNTRYWIDE HOME LOANS, INC.,

                                   as Seller

                               PARK GRANADA LLC

                                   as Seller

                               PARK MONACO INC.,

                                   as Seller

                               PARK SIENNA LLC,

                                   as Seller

                     COUNTRYWIDE HOME LOANS SERVICING LP,

                              as Master Servicer

                                      and

                             THE BANK OF NEW YORK,

                                  as Trustee

                        Alternative Loan Trust 2005-36
               Mortgage Pass-Through Certificates Series 2005-36

         THIS AMENDMENT NO. 1, dated as of October 3, 2005 (the "Amendment"), to the Pooling and Servicing Agreement (as defined below), is among CWALT, INC., as Depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("Countrywide"), as a seller, PARK GRANADA LLC ("Park Granada"), as a seller, PARK MONACO INC. ("Park Monaco"), as a seller, PARK SIENNA LLC ("Park Sienna"), as a seller, COUNTRYWIDE HOME LOANS SERVICING LP, as Master Servicer (the "Master Servicer"), and THE BANK OF NEW YORK, as Trustee (the "Trustee").

                              W I T N E S S E T H

         WHEREAS, the Depositor, Countrywide, Park Granada, Park Monaco, Park Sienna, the Master Servicer and the Trustee (together, the "Parties") entered into a Pooling and Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), providing for the issuance of the Mortgage Pass-Through Certificates Series 2005-36 (the "Certificates");

         WHEREAS, the transaction evidenced by the Pooling and Servicing Agreement closed on June 24, 2005 (the "Closing Date");

         WHEREAS, on the Closing Date, Countrywide Securities Corporation (the "Underwriter") purchased the Certificates;

         WHEREAS, at the request of an investor, the Underwriter agreed to structure the transaction so that the initial Class Certificate Balances of the Class 4-A-1 and Class 4-A-2 Certificates would be $107,532,000 and $22,889,000, respectively;

         WHEREAS, due to a mistake the Class 4-A-1 Certificates was oversized in the amount of $4,800,000 and the Class 4-A-2 Certificates was undersized in the amount of $4,800,000;

         WHEREAS, the Parties desire to cure the mistake and amend the Pooling and Servicing Agreement to decrease the initial Class Certificate Balance of the Class 4-A-1 Certificates by $4,800,000 from an initial Class Certificate Balance of $112,332,000 to an initial Class Certificate Balance of $107,532,000, and to increase the initial Class Certificate Balance of the Class 4-A-2 Certificates by $4,800,000 from an initial Class Certificate Balance of $18,089,000 to an initial Class Certificate Balance of $22,889,000;

         WHEREAS, with certain limitations not applicable here, the second paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that it may be amended by the Parties, with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate;

         WHEREAS, each Depository Participant representing in the aggregate a Percentage Interest of not less than 100% of each of the Class 4-A-1 and Class 4-A-2 Certificates, in each case acting (i) pursuant to authority conferred upon them by The Depository Trust Company ("DTC") as of the Record Date of October 3, 2005, as the Holder of such Certificates, and (ii) in


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accordance with direction received from either (a) the Certificate Owners of such Certificates or (b) one or more financial intermediaries acting at the direction of the Certificate Owners of such Certificates, have consented to the adoption of the Amendment (a signed original of the action of each such party to be attached hereto as Exhibit A);

         WHEREAS, the Depositor has received a letter from each Rating Agency, copies of which are to be attached hereto as Exhibit B, confirming that the Amendment will not result in a downgrading or withdrawal of the respective ratings then assigned to the Certificates;

         WHEREAS, the Depositor and the Master Servicer have concluded that no interests of any Class of Certificates other than the Class 4-A-1 and Class 4-A-2 Certificates would be affected by the Amendment and that no consent of any other Class of Certificates is required for the adoption of the Amendment;

         WHEREAS, the Depositor has delivered to the Trustee an Opinion of Counsel in accordance with the provisions of the Pooling and Servicing Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined terms.

         For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

         SECTION 2. Amendment.

         As of the Closing Date, the following amendments to the Pooling and Servicing Agreement shall become effective:

         (a) The second column entitled "Initial Class Certificate Balance" in the table related to the Middle Tier REMIC Interests on page 6 of the Preliminary Statement to the Pooling and Servicing Agreement shall be revised as follows:

                  (1) in the "Initial Principal Balance" column, in the line corresponding to Middle Tier REMIC Interest "MT-4-A-1", the amount of "$112,332,000" shall be replaced by the amount of "$107,532,000", and

                  (2) in the "Initial Principal Balance" column, in the line corresponding to Middle Tier REMIC Interest "MT-4-A-2", the amount of "$18,089,000" shall be replaced by the amount of "$22,889,000."

         (b) The second column entitled "Initial Class Certificate Balance" in the table related to the Certificates on page 9 of the Preliminary Statement to the Pooling and Servicing Agreement shall be revised as follows:



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                  (1) in the "Initial Class Certificate Balance" column, in
         the line corresponding to Class Designation "Class 4-A-1", the amount of "$112,332,000" shall be replaced by the amount of "$107,532,000."

                  (2) in the "Initial Class Certificate Balance" column, in the line corresponding to Class Designation "Class 4-A-2", the amount of "$18,089,000" shall be replaced by the amount of "$22,889,000."

         SECTION 3. Effect Of Amendment.

         Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Sellers, the Master Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 4. Binding Effect.

         The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

         SECTION 5. Governing Law.

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 6. Severability of Provisions.

         If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

         SECTION 7. Section Headings.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.



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         SECTION 8. Counterparts.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



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         IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer
and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                 CWALT, INC.,
                                   as Depositor


                                 By: /s/ Ruben Avilez
                                    ----------------------------------------
                                     Name:  Ruben Avilez
                                     Title:  Vice President


                                 THE BANK OF NEW YORK,
                                   as Trustee


                                 By:  /s/ Cirino Emanuele
                                    ----------------------------------------
                                     Name:  Cirino Emanuele
                                     Title:  Assistant Vice President


                                 COUNTRYWIDE HOME LOANS, INC.,
                                   as a Seller


                                 By: /s/ Ruben Avilez
                                    ----------------------------------------
                                     Name:  Ruben Avilez
                                     Title:  Vice President


                                 PARK GRANADA LLC,
                                   as a Seller


                                 By:  /s/ Ruben Avilez
                                    ----------------------------------------
                                     Name:  Ruben Avilez
                                     Title:  Vice President




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                                 PARK MONACO INC.,
                                   as a Seller



                                 By: /s/ Ruben Avilez
                                    ----------------------------------------
                                     Name:  Ruben Avilez
                                     Title:  Vice President


                                 PARK SIENNA LLC,
                                   as a Seller


                                 By: /s/ Ruben Avilez
                                    ----------------------------------------
                                     Name:  Ruben Avilez
                                     Title:  Assistant Vice President



                                 COUNTRYWIDE HOME LOANS SERVICING LP,
                                   as Master Servicer

                                 By: COUNTRYWIDE GP, INC.



                                 By: /s/ Ruben Avilez
                                    ----------------------------------------
                                     Name:  Ruben Avilez
                                     Title:  Vice President




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                                   Exhibit A

                      CONSENTS OF DEPOSITORY PARTICIPANTS
                          [On file with the Trustee]






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                                   Exhibit B


                  [Rating Confirmations from Rating Agencies]

                          [On File with the Trustee]





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